UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        December 11, 1997
        Date of Report (Date of earliest event reported)


                           CANMAX INC.
     (Exact Name of Registrant as Specified in its Charter)


         Wyoming               000-22636         75-1533071
----------------------------  ------------   -------------------
(State or Other Jurisdiction  (Commission    (IRS Employer
       of Incorporation)      File Number)   Identification No.)


         150 West Carpenter Freeway
              Irving, Texas                              75039
----------------------------------------               ---------
(Address of Principal Executive Offices)               (Zip Code)


                         (972) 541-1600
      (Registrant's Telephone Number, Including Area Code)


                         Not Applicable
----------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     (a)  Letter of Intent to Acquire USCommunications, Inc.

      On December 11, 1997, Canmax Inc. (the "Registrant") signed a letter of intent (the "Letter of Intent") to acquire privately held USCommunications Services, Inc. ("USC"), a San Diego, California-based provider of telecommunication products and network services to the transportation industry, in a private stock transaction. Under the Letter of Intent, USC's shareholders would receive 3.0 million shares of Canmax common stock to be issued at closing. Canmax also anticipates issuing warrants to acquire up to 2.75 million shares of Canmax common stock in connection with the acquisition. The exercise prices of the warrants would range between $2.00 and $3.00 per share, and the vesting of warrants to acquire 1.75 million of such shares would be based upon the future financial performance of USC.

      The acquisition is anticipated to be accomplished through the merger of USC with a newly formed, whole owned subsidiary of Canmax, following which merger USC would be a wholly owned subsidiary of Canmax. Canmax anticipates that USC's president, James C. Bernet, would continue as the president of USC and would join Canmax's board of directors. The acquisition is subject to, among other things, the execution of a mutually acceptable definitive agreement, the successful completion of due diligence, the final approval of the board of directors of both companies and other customary closing conditions. The acquisition is scheduled to be completed by December 31, 1997.

     (b) Press Release. On December 12, 1997, the Registrant issued a press relating to the Letter of Intent, the form of which is attached hereto as Exhibit 99.1.




                            EXHIBITS

     Exhibit No.                   Document Description
     -----------                   --------------------

         99.1                      December 12,  1997 Canmax Inc.
                                   Press Release (filed herewith)



                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CANMAX INC.

DATE:  December 18, 1997           BY:  /s/ PHILIP M. PARSONS
                                        -------------------------
                                        Philip M. Parsons
                                        Chief Financial Officer

                          EXHIBIT INDEX
                          -------------


     Exhibit No.                   Document Description
     -----------                   --------------------

       99.1                        December 12, 1997 Canmax Inc.
                                   Press Release (filed herewith)